                           [THOMPSON PLUMB FUND LOGO]

July 15, 2002
                        SEMIANNUAL REPORT TO SHAREHOLDERS
Dear Fellow Shareholder:

We are pleased to present the financial information, investment returns and relevant comparisons of our family of mutual funds for the six month period ended May 31, 2002. The last six months has been quite challenging, and we have included comments from the portfolio managers as to how they navigated through this environment. Each Fund has specific investment goals, which are summarized below:

THOMPSON PLUMB GROWTH FUND
This Fund seeks a high level of long-term capital appreciation by investing in a diversified portfolio of common stocks.

THOMPSON PLUMB SELECT FUND
This Fund seeks a high level of long-term capital appreciation by investing in a select portfolio of companies that we believe are undervalued and have the potential for growth.

THOMPSON PLUMB BALANCED FUND
This Fund seeks a high total return through a combination of capital appreciation and current income.

THOMPSON PLUMB BOND FUND
This Fund seeks a high level of current income while preserving capital by investing normally at least 80% of its total assets in bonds.

We hope that you find the report clear and concise and that it will help you in reviewing your investments. For additional and more current information, please visit our web site at http://www.thompsonplumb.com.

At year end, this report will include the Thompson Plumb Blue Chip Fund as the newest addition to our family of Funds. Please consult its prospectus to evaluate whether this Fund is an appropriate investment for you.

Sincerely,

/s/ John W. Thompson                       /s/ Thomas G. Plumb

John W. Thompson, CFA                      Thomas G. Plumb, CFA
Chairman & Secretary                       President & Treasurer

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS

                       NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS

                                  MAY 31, 2002

                                    CONTENTS

                                                           Page(s)
REPORT TO SHAREHOLDERS................................          1

INVESTMENT REVIEWS
   Growth Fund........................................        4-5
   Select Fund........................................        6-7
   Balanced Fund......................................        8-9
   Bond Fund..........................................      10-11

FINANCIAL STATEMENTS
   Statements of assets and liabilities...............         12
   Schedules of investments...........................      13-19
   Statements of operations...........................         20
   Statements of changes in net assets................         21
   Notes to financial statements......................      22-26
   Financial highlights...............................      27-30





      This semiannual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses, and other information.

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                          GROWTH FUND INVESTMENT REVIEW

The Growth Fund outperformed the S&P 500 Index during the six month period ended May 31, 2002, gaining 1.85% while the index fell 5.69%. The second quarter of 2002 was a very difficult period for both the stock markets and the Growth Fund. Our aim continues to be to grow and preserve your principal, a goal that we did not accomplish this past quarter. In retrospect, we misjudged the market's normal tendency to overshoot in both directions, from overvaluation a few years ago, to fair value earlier this year, to undervaluation today. Further, our move from more defensive stocks, such as Coke, Pepsi and Johnson & Johnson, into more economically aggressive stocks, like Hewlett Packard, SBC, and AOL Time Warner, was early, a common trait of our firm.

The source of the negative returns during the end of the period was concentrated in a few holdings with higher debt levels, including Clear Channel Communications, Tyco, AOL Time Warner and Qwest. The credit markets have tightened considerably during the period and companies with high debt burdens have been punished by the stock markets through excessive discounting of their stocks. While we are not happy about the decline in these stocks, we believe that, as a group, they represent excellent value and should perform very well over the next few years.

The price-earnings multiple of the Growth Fund, weighted for position size, is approximately 14 times 2003 earnings estimates, a significant discount to the S&P 500 multiple of about 18 times 2003 estimates. However, the average company in the Growth Fund has historically traded at a premium to the market's P/E, has a much higher historical return on equity than the average company, and has similar debt levels (they aren't earning high returns on equity from higher leverage). Because of these factors, coupled with the fact that interest rates are near 40 year lows, we believe that the Growth Fund is poised to perform well both relative to the S&P 500 and on an absolute basis.

While the past few months have been very difficult for all investors, we believe that the end of the stock market's decline is close at hand. The decline in the market began with the poorest of quality investments, including the internet stocks, etc., and has since systematically spread upward until it reached the highest quality investments. Once all stocks have experienced their proverbial beatings, which appears to be happening currently, this bear market should pass into history. From the end of 1972, the beginning of the last bear market of this magnitude, the S&P 500 fell nearly 48% by the time it hit bottom in October of 1974. As of mid July, the market has fallen over 40% from its peak. What many do not remember, however, is that the stock market rallied nearly 70% from the bottom in 1974 to the end of 1976. While we are not forecasting a similar move, we do believe that a significant rebound should occur in the next year or so.

We appreciate your patience through these difficult times and are confident that the Growth Fund will provide attractive returns over the next few years.


Sincerely,

/s/ John W. Thompson               /s/John C. Thompson

John W. Thompson                   John C. Thompson
Co-Portfolio Manager               Co-Portfolio Manager

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                          GROWTH FUND INVESTMENT REVIEW
                                   (Continued)




             Comparison of Change in Value of a $10,000 Investment



                                  [LINE GRAPH]



        AVERAGE ANNUAL TOTAL RETURNS
       1 Year     5 Year     10 Year
        5.84%     16.91%     17.18%


                             GROWTH
 DATE                         FUND                    S&P 500
 ----                         ----                    -------
May 92                       10,000                   10,000
Nov 92                       11,156                   10,544
Nov 93                       11,211                   11,609
Nov 94                       11,189                   11,731
Nov 95                       14,867                   16,069
Nov 96                       20,148                   20,546
Nov 97                       26,172                   26,403
Nov 98                       29,769                   32,650
Nov 99                       32,763                   39,471
Nov 00                       39,689                   37,805
Nov 01                       47,917                   33,185
May 02                       48,804                   31,297



The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Past Performance is no guarantee of future results. Yield, return and principal value will fluctuate so that shares may be worth more or less when redeemed. The performance information reflected in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                          SELECT FUND INVESTMENT REVIEW

The Select Fund is off to a relatively good start versus the S&P 500 index. Inception to date, the fund is up 0.90% while the S&P 500 has dropped 5.69%. This short-term out-performance means very little and very well could prove to be fleeting given the concentrated nature of the Select Fund and the volatility of the stock market. We are substantially invested in three areas of the market (pharmaceuticals, media, and telecom) that are most despised but have no idea where the "bottom" lies. We do know, however, that the stocks trade at large discounts to today's value with these values growing at attractive rates over time. Regardless of where the bottom eventually is we should earn an acceptable rate of return over the long term (5 years or more).

During last quarter's letter we mentioned that stocks returned 16.3% per year during the 17 years from 1984 to 2000. We also said that the next 17 years will fall far short of this annualized return even with the major indices down substantially from their peak. We substantiate this claim in the next few paragraphs.

Simplistically, returns are driven by three factors. They are earnings-per-share growth, dividends, and the change in the price the market assigns per dollar of earnings (Price/Earnings or P/E ratio). First, let's have a little history lesson before we tackle our expectations for the future.

Total stock-market returns for the last 80 years or so have been about 11% per year. This is the same magical 11% that people feel is entitled to them as long as they are "long-term" investors. What most people fail to understand is why the stock market has historically returned 11% per year. This 11% was driven by the three main factors. Earnings growth was about 5.5% per year since 1920. The average dividend yield was about 4.0%. And P/E ratios expanded from 10 times earnings to the current 19 times earnings adding almost 1% per year. All three factors (plus reinvestment of dividends) combined for a total return of about 11% per year.

Future returns will be very different than those experienced in the past. The earnings growth factor will probably still be about 6% per year. Economic forces and basic mathematics pretty much dictate this - if nominal GDP grows at a mid-single digit rate then it's impossible for a component to grow at a much faster rate forever. The current dividend yield is about 1.6%. Some would argue that share buybacks are the preferred way of distributing capital to shareholders so let's make this factor 2.5% instead of 1.6% (using Bernstein's analysis). The change in P/E ratio is the last remaining factor. For the purposes of this illustration let's assume that there is no change in P/E ratios over the next decade. By doing so we are implicitly assuming that inflation will remain well-contained and therefore interest rates will remain stable. We are also ignoring that today's P/E ratio is still in the richest 40% of observations.

Summing the three factors under this scenario gives us an expected long-term return of 8% or so per year. P/E multiple compression may occur in a higher inflation rate and interest rate environment moderating this expectation somewhat. The bottom line is that our return expectation for the market in aggregate is something like 8% per year over the next decade or two. We're not expecting 11% per year and we're certainly not expecting the 16.3% per year experienced from 1984 to 2000. These cases just can't be supported by the math. Our goal is to provide attractive relative and absolute returns by using our discount to intrinsic value approach applied to the universe of average-to-higher quality businesses.

Our substantial stake in the pharmaceutical industry provides an excellent example of our philosophy at work. Let's take a quick look at Bristol-Myers Squibb (BMY), the Select Fund's largest holding. BMY is the fifth-largest global pharmaceutical company with almost $20 billion in annual revenues and valuable franchises in cardiovascular, oncological, and antiviral medicines. BMY is currently wrestling with a host of setbacks that we feel is more than reflected in today's stock quotation.

The root cause of today's setbacks is patent expirations on a number of significant drugs. During 2000 and continuing into 2001 and 2002, BMY lost patent protection on three significant drugs (Glucophage for diabetes, Taxol for cancer, and BuSpar for anxiety). These three drugs at one time accounted for over 20% of BMY's revenues. This is a huge obstacle to overcome during the best of times. But 2002 is proving to not be the best of times and BMY is suffering from even more setbacks.

In addition to losing three drugs to generic competition, BMY's lost momentum on a couple of its growth drivers for 2002 and beyond. Vanlev failed to demonstrate superiority over a first-generation generic medicine for hypertension and the FDA rejected Bristol's and Imclone's application for their new cancer drug, Erbitux. To top things off, BMY disclosed that excess inventories of almost $1 billion will need to written off over the next few quarters. Needless to say, the market has punished BMY's stock. In 1999, it traded for almost $80 per share. Today, it trades

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                         SELECT FUND INVESTMENT REVIEW

for about $26 per share. Things sure look different than they did in February when Fortune magazine named BMY America's most admired pharmaceutical company and BMY was one of only seven U.S. industrial companies to hold a Triple-A credit rating from Moody's and Standard & Poor's.

After reading the last two paragraphs, you might be thinking that we've lost our collective mind. With all of the bad news swirling around, why are we so excited about this investment? I guess that we'd say that we're not excited about the bad news but rather the price and even more importantly the discount to value that the bad news has created. Here, we lay out our logic.

Bristol-Myers Squibb is still the fifth-largest pharmaceutical company. As such, it still enjoys the stellar economics inherent in the pharmaceutical industry and the tailwind provided by the aging population world-wide. The pharmaceutical industry, in aggregate, enjoys returns on equity capital above 20% with very little debt leverage. It enjoys net margins in the high teens. It grows at a high single-digit to low double-digit rate over extended periods of time with less capital redeployment than the average industry. Furthermore, it's likely to continue these characteristics over the foreseeable future given the aging population. There is one key risk to the industry in aggregate - government price controls. We continue to evaluate this probability and incorporate it into our analysis. Fundamentally, the pharmaceutical industry remains one of the most attractive industries despite the short-term lack of momentum by a number of key players.

BMY's historical financial characteristics are similar to those of the industry in aggregate. Furthermore, after the rather poor showing in 2002, we believe that BMY will resume moderate growth in their business. We believe that their pipeline, while not quite as robust as some of the other key players, is good enough to eventually overcome the lost sales due to patent expirations. We also believe that they will rectify their inventory problem during the next year. Given the temporary and fixable nature to BMY's problems, we're optimistic about this company's future.

Optimism about the future isn't enough to get us to invest in a business. We also need to see a market price that is at a substantial discount to intrinsic value. Given the superb economics in the pharmaceutical industry and the favorable long-term outlook, one would expect pharmaceutical companies to trade at substantial premiums to most other businesses. This has historically been the case and we suspect will again be the case at some point in the future (who knows when). Today, BMY is trading at 11 times trailing earnings, which were somewhat overstated, and 14 times forward earnings estimates. This compares to 19 times earnings for the median company in the Value Line universe and the S&P 500 index. It also compares favorably to prevailing interest rates as we are currently collecting a 4.5% dividend yield. A superior business trading at a substantial discount the average business strikes us as absurd even considering today's trials.

The other 21 businesses besides Qwest and Bristol-Myers Squibb that the Select Fund is invested in were also bought at significant discounts to value. The core of the portfolio continues to be dominated by world-class businesses, generally purchased at discounts to the S&P 500 and the median business. Listed by position size, these include Merck, McDonalds, IMS Health, AOL Time Warner, Reuters, Electronic Data Systems, and Estee Lauder. The rest of the businesses in the portfolio are average-to-higher quality businesses also trading at significant discounts to our estimates of value. These include SBC, Tyco, J.P. Morgan Chase, Trizec Properties, CVS, Kroger, the Gap, Honeywell, Sybron Dental, and Hewlett Packard.

We estimate that the businesses in your portfolio are currently trading at about 70% of intrinsic value (on a position-size weighted basis), whereas the S&P 500 is trading at about 110% of intrinsic value. Because of the attractive absolute discount to value of the Select Fund and the stark relative valuation between the fund and the index, we're very excited about return prospects going forward. We appreciate your continued support, patience, and confidence.

Sincerely,

/s/ Clint A. Oppermann

Clint A. Oppermann
Portfolio Manager

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                         BALANCED FUND INVESTMENT REVIEW

The Balanced Fund outperformed the S&P 500 index during the six month period ended May 31, 2002, gaining 4.25% while the S&P 500 fell 5.69%. Government interest rates declined slightly so that high quality bond portfolios were the only safe investments as they experienced modest appreciation. But the crisis in American confidence caused the interest rate spread in corporate financing to expand dramatically. In other words, corporate cost of capital increased and corporate bonds lost value.

We are in an unusual time where economic statistics indicate that the economy is recovering, interest rates and inflation remain low, productivity is expanding and the stock market continues to decline. In fact, the decline reaccelerated last month. The question on many investors' minds is, will this deterioration ever turn around? Until the last five weeks, the Balanced Fund's equity portfolio was relatively immune to the broader decline experienced by most investors over the last 26 months. We have consistently held that the market as a whole was vulnerable but that we would be able to select individual investments to provide our clients with incremental relative and absolute returns. As the market decline appeared to reach a nadir, we started to purchase selected depressed stocks. We proved to be a little early on this and exposed you to what we believe was the last leg of this market correction.

The recent media exposure of high profile corporate shenanigans has created a loss of confidence greater than the September 11 disaster. However, this type of misconduct is not occurring in most of corporate America. Our reporting and regulatory system is still the most comprehensive in the world. New regulations will restore confidence and the economic recovery will restore stock market valuations. Blue chip stocks are very attractively priced and the overall market reflects the unfolding negative news. Before the end of this year, we expect to see a significant bounce in the market and are positioning our portfolio to participate in a more favorable environment.

The Balanced Fund has continued to provide competitive performance, as well as press coverage from Value Line, Kiplinger and MSN.com. Lipper ranks its performance in the top 2% for the last year and last three years, top 1% for the last five years and the top 3% for the last ten years(1). We thank you for the confidence you have placed in our management and look forward to serving you in the future.

Sincerely,

/s/ Thomas G. Plumb

Thomas G. Plumb
Portfolio Manager

(1) As measured by Lipper, Inc. out of 493, 399, 294 and 75 balanced funds for the one-year, three-year, five-year and ten-year periods ended 05/31/02, respectively.

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                         BALANCED FUND INVESTMENT REVIEW
                                   (Continued)





              Comparison of Change in Value of a $10,000 Investment


                                  [LINE GRAPH]

   AVERAGE ANNUAL TOTAL RETURNS
  1 Year      5 Year      10 Year
   5.78%      12.39%       12.74%

                                                                              LEHMAN                LIPPER
                                                                             BROTHERS              BALANCED
                                BALANCED                                   INTERMEDIATE             FUNDS
 DATE                             FUND                S&P 500              GOV'T/CREDIT            AVERAGE
 ----                             ----                -------              ------------            -------
May 92                           10,000                10,000                   10,000              10,000
Nov 92                           10,673                10,544                   10,252              10,418
Nov 93                           10,995                11,609                   11,117              11,433
Nov 94                           11,232                11,731                   10,746              11,223
Nov 95                           13,593                16,069                   13,247              12,855
Nov 96                           17,100                20,546                   15,218              13,604
Nov 97                           20,757                26,403                   17,514              14,465
Nov 98                           23,171                32,650                   19,339              15,748
Nov 99                           25,440                39,471                   20,901              15,924
Nov 00                           28,744                37,805                   21,138              17,161
Nov 01                           31,834                33,185                   20,360              19,150
May 02                           33,187                31,297                   19,706              19,508






The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of five to ten years. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. Lipper Balanced Fund Average is the load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Yield, return and principal value will fluctuate so that shares may be worth more or less when redeemed. The performance information reflected in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                           BOND FUND INVESTMENT REVIEW

The term "disconnected" has quickly replaced "new economy" as the catch-all phrase currently being used to describe the markets and economy. Just a few quarters ago investors were convincing themselves that the "new economy" had repealed the economic cycle and that record productivity would keep inflation at bay and support earnings through the weakest market environments. Not surprisingly, an unanticipated force has wreaked havoc on expectations, namely a drought in investor confidence. The recent round of corporate impropriety has arrived at just the wrong time.

Recent economic data is somewhat mixed, but generally points toward improving economic fundamentals. Manufacturing has turned the corner and consumers continue to provide support at the retail level. Housing remains strong and corporate earnings are showing signs of stabilizing. Interest rates are low and should remain favorable for the foreseeable future. These are not typically elements of a rapidly declining stock market.

Despite the turbulence in the equity markets and a widening of yield spreads, the Bond Fund held up reasonably well during the quarter. The credit crunch in the telecom and cable businesses had a negative impact on the fund. Two issues in particular, Qwest and Adelphia Communications, accounted for the majority of the loss. We expect the depressed bonds will recover and pay off in full at maturity, and believe the rest of the holdings are top quality and will perform well.

We have purchased some short- and intermediate-term bonds leaving the portfolio's duration and average maturity relatively unchanged at 3.23 years and
3.94 years, respectively. The Bond Fund's current 30-day SEC yield was 5.74% and its yield-to-maturity was 7.32% at the end of the quarter.

The total return of the Bond Fund was 0.88% for the six month period ended May 31, 2002. The one-year, three-year, five-year, and ten-year annualized returns are 7.13%, 6.41%, 6.38% and 5.79%, respectively.


Sincerely,

/s/ John W. Thompson

John W. Thompson
Portfolio Manager

                           THOMPSON PLUMB FUNDS, INC.
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2002
                           BOND FUND INVESTMENT REVIEW
                                   (Continued)





              Comparison of Change in Value of a $10,000 Investment

                                  [LINE GRAPH]

    AVERAGE ANNUAL TOTAL RETURNS
1 Year       5 Year          10 Year
 7.13%       6.38%            5.79%


                                                    LEHMAN
                                                   BROTHERS
                              BOND               INTERMEDIATE
 DATE                         FUND               GOV'T/CREDIT
 ----                         ----               ------------
May 92                       10,000                 10,000
Nov 92                       10,325                 10,418
Nov 93                       11,227                 11,433
Nov 94                       10,895                 11,223
Nov 95                       12,427                 12,855
Nov 96                       12,987                 13,604
Nov 97                       13,603                 14,465
Nov 98                       14,873                 15,748
Nov 99                       14,631                 15,924
Nov 00                       15,374                 17,161
Nov 01                       17,404                 19,150
May 02                       17,557                 19,508



The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of five to ten years. Results include the reinvestment of all dividends and capital gains distributions. Past Performance is no guarantee of future results. Yield, return and principal value will fluctuate so that shares may be worth more or less when redeemed. The performance information reflected in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           THOMPSON PLUMB FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                            MAY 31, 2002 (UNAUDITED)
                    (In thousands, except per share amounts)

                                                                 GROWTH           SELECT         BALANCED          BOND
                                                                  FUND             FUND            FUND            FUND
                                                                --------         --------       ----------       --------
ASSETS
  Investments, at market value (Cost $610,154,
     $20,493, $119,671 and $35,073, respectively)
     Common stocks .......................................      $586,445         $ 19,346        $ 82,784               -
     Preferred stocks ....................................             -                -           5,613               -
     Bonds ...............................................         8,443              133          32,447        $ 35,163
     Short-term investments ..............................            45              423           4,027             145
                                                               ----------       ----------      ----------      ----------
      Total Investments ..................................       594,933           19,902         124,871          35,308
  Due from sale of securities ............................         2,420                -           1,738               -
  Receivable from fund shares sold .......................         2,218              150             214              50
  Receivable from investment advisor .....................             -                6               -               5
  Dividends and interest receivable ......................           687               12             665             655
  Prepaid expenses .......................................            76               15              20              10
                                                               ----------       ----------      ----------      ----------
      Total Assets .......................................       600,334           20,085         127,508          36,028
                                                               ----------       ----------      ----------      ----------

LIABILITIES
  Due on purchase of securities ..........................         1,570               41           2,991              96
  Payable for fund shares redeemed .......................           399                -               9               -
  Accrued expenses payable ...............................           120               12              29              10
  Due to investment advisor ..............................           467               19              94              24
                                                               ----------       ----------      ----------      ----------
      Total Liabilities ..................................         2,556               72           3,123             130
                                                               ----------       ----------      ----------      ----------

NET ASSETS ...............................................      $597,778         $ 20,013        $124,385        $ 35,898
                                                               ==========       ==========      ==========      ==========
Net Assets consist of:
  Capital stock ($.001 par value) ........................      $582,735         $ 20,438        $112,530        $ 35,407
  Undistributed net investment income ....................         1,458               34             842             513
  Accumulated net realized gain (loss)
   on investments ........................................        28,807              133           5,813            (256)
  Net unrealized appreciation (depreciation)
   on investments ........................................       (15,222)            (592)          5,200             234
                                                               ----------       ----------      ----------      ----------
      Net Assets .........................................      $597,778         $ 20,013        $124,385        $ 35,898
                                                               ==========       ==========      ==========      ==========
  Shares of capital stock outstanding
   (Unlimited shares authorized) .........................        13,852            1,984           6,990           3,415
  Offering and redemption price/Net asset
    value per share.......................................      $  43.15         $  10.09        $  17.79        $  10.51
                                                               ==========       ==========      ==========      ==========


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)

                                                        Market
                                           Shares       Value
                                           ------       -----
                         GROWTH FUND
COMMON STOCKS - 98.1%
  CONSUMER DISCRETIONARY - 17.5%
    AOL Time Warner (a) ............... 1,500,000  $ 28,050,000
    Blyth .............................   225,200     6,278,576
    Clear Channel (a) .................   260,000    13,839,800
    Gap ............................... 1,100,000    16,027,000
    Interpublic Group .................   170,000     5,610,000
    McDonald's ........................   300,000     8,982,000
    Office Depot (a) ..................   150,000     2,742,000
    RadioShack ........................    80,000     2,739,200
    Reuters Group PLC .................   339,000    14,027,820
    Toys "R" Us (a) ...................   340,000     6,205,000
                                                    -----------
                                                    104,501,396
                                                    -----------
  CONSUMER STAPLES - 3.2%
    CVS ...............................   280,000     8,968,400
    Lauder, Estee - Class A ...........   270,000     9,922,500
                                                    -----------
                                                     18,890,900
                                                    -----------
  FINANCIALS - 16.7%
    Associated Banc-Corp ..............   154,000     5,828,900
    Berkshire Hathaway - Class B (a) ..     4,200    10,382,400
    Cincinnati Financial ..............   350,000    15,883,000
    Conseco (a) ....................... 1,300,000     3,627,000
    Fannie Mae ........................   280,000    22,402,800
    Freddie Mac .......................   100,000     6,555,000
    GATX ..............................   100,000     3,195,000
    Instinet Group (a) ................   478,300     3,601,599
    J.P. Morgan Chase .................    80,000     2,876,000
    Prudential Financial (a) ..........   340,000    11,726,600
    SunTrust Banks ....................    80,000     5,464,000
    Wells Fargo .......................   163,000     8,541,200
                                                    -----------
                                                    100,083,499
                                                    -----------
  HEALTH CARE - 21.8%
    Apogent Technologies (a) ..........   400,000     9,948,000
    Bristol-Myers Squibb ..............   990,000    30,808,800
    ChromaVision Medical (a) ..........   644,700     1,224,930
    Guidant (a) .......................   250,000    10,000,000
    Lilly, Eli ........................    60,000     3,882,000
    Merck & Co. .......................   510,000    29,121,000
    Pfizer ............................   850,000    29,410,000
    Schein, Henry (a) .................   110,000     5,453,800
    Schering-Plough ...................   100,000     2,645,000
    Sybron Dental Specialties (a) .....   340,000     7,650,000
                                                    -----------
                                                    130,143,530
                                                    -----------
  INDUSTRIALS - 10.8%
    American Power Conversion (a) .....   240,000     3,350,400
    Cendant (a) .......................   775,000    14,167,000
    General Electric ..................   100,000     3,114,000
    IMS Health ........................   520,000    10,946,000
    Tyco International ................ 1,500,000    32,925,000
                                                    -----------
                                                     64,502,400
                                                    -----------
  INFORMATION TECHNOLOGY - 17.7%
    Acxiom (a) ........................   575,000    10,223,500
    Amdocs (a) ........................   350,000     6,510,000
    Avaya (a) .........................   200,000     1,384,000
    Electronics for Imaging (a) .......   342,000     5,588,280
    EMC (a) ...........................   400,000     2,900,000
    Gateway (a) .......................   600,000     3,216,000
    Hewlett-Packard ................... 1,691,500    32,290,735
    Microsoft (a) .....................   555,000    28,255,050
    Solectron (a) .....................   800,000     6,464,000
    Symbol Technologies ...............   200,000     1,714,000
    Unisys (a) ........................   640,000     7,321,600
                                                    -----------
                                                    105,867,165
                                                    -----------
  TELECOMMUNICATION SERVICES - 10.4%
    BellSouth .........................   250,000     8,320,000
    Qwest Communications (a) .......... 3,200,000    16,512,000
    SBC Communications ................   600,000    20,574,000
    Sprint ............................   200,000     3,290,000
    Verizon Communications ............   320,000    13,760,000
                                                    -----------
                                                     62,456,000
                                                    -----------
    TOTAL COMMON STOCKS
      (COST $600,260,806) .............             586,444,890
                                                    -----------

                       See Notes to Financial Statements.
                                       13

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)

                                            Principal     Market
                                             Amount       Value
                                             ------       -----
BONDS - 1.4%
  CORPORATE BONDS - 1.4%
    Conseco
      8.750% Due 08/09/06 ...............  15,930,000  $  8,442,900
                                                       ------------

    TOTAL BONDS
      (COST $9,848,470) .................                 8,442,900
                                                       ------------

SHORT-TERM INVESTMENTS - 0.1%


  VARIABLE RATE DEMAND NOTES - 0.1%
    Firstar Bank ........................      44,930        44,930
                                                       ------------
    Total Variable Rate Demand Notes ....                    44,930
                                                       ------------

    TOTAL SHORT-TERM INVESTMENTS
      (COST $44,930) ....................                    44,930
                                                       ------------

    TOTAL INVESTMENTS - 99.6%
      (COST $610,154,206) ...............               594,932,720
                                                       ------------

    NET OTHER ASSETS AND
      LIABILITIES - 0.4% ................                 2,845,722
                                                       ------------

      NET ASSETS - 100.0% ...............              $597,778,442
                                                       ============

(a) Non-income producing

                                                           Market
                                              Shares       Value
                                              ------       -----
                             SELECT FUND
COMMON STOCKS - 96.6%
  CONSUMER DISCRETIONARY - 17.5%
    AOL Time Warner (a) .................      52,500    $  981,750
    Gap .................................      27,500       400,675
    McDonald's ..........................      38,000     1,137,720
    Men's Wearhouse (a) .................       8,500       240,380
    Reuters Group PLC ...................      18,000       744,840
                                                        -----------
                                                          3,505,365
                                                        -----------
  CONSUMER STAPLES - 10.8%
    Coca-Cola ...........................       9,000       500,040
    CVS .................................      16,000       512,480
    Kroger ..............................      19,000       424,650
    Lauder, Estee - Class A .............      20,000       735,000
                                                        -----------
                                                          2,172,170
                                                        -----------
  FINANCIALS - 9.4%
    GATX ................................       4,000       127,800
    Instinet Group (a) ..................      20,000       150,600
    J.P. Morgan Chase ...................      20,000       719,000
    Prudential Financial (a) ............       6,000       206,940
    Trizec Canada .......................       1,795        29,134
    Trizec Properties ...................      38,000       653,600
    Trizec Properties -
      Exchange Certificates .............         205         3,505
                                                        -----------
                                                          1,890,579
                                                        -----------
  HEALTH CARE - 26.5%
    Bristol-Myers Squibb ................      84,000     2,614,080
    Merck & Co. .........................      40,000     2,284,000
    Sybron Dental Specialties (a) .......      18,000       405,000
                                                        -----------
                                                          5,303,080
                                                        -----------
  INDUSTRIALS - 11.6%
    Honeywell ...........................      10,000       392,000
    IMS Health ..........................      60,000     1,263,000
    Tyco International ..................      30,000       658,500
                                                        -----------
                                                          2,313,500
                                                        -----------
  INFORMATION TECHNOLOGY - 4.6%
    Electronic Data Systems .............       8,000       422,560

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)

                                           Shares or
                                           Principal      Market
                                             Amount       Value
                                             ------       -----
COMMON STOCKS - 96.6% (Continued)

    Gateway (a) .........................      24,000  $    128,640
    Hewlett-Packard .....................      18,975       362,233
                                                       ------------
                                                            913,433
                                                       ------------
  TELECOMMUNICATION SERVICES - 16.2%
    Qwest Communications (a) ............     450,000     2,322,000
    SBC Communications ..................      27,000       925,830
                                                       ------------
                                                          3,247,830
                                                       ------------
    TOTAL COMMON STOCKS
     (COST $19,915,566) .................                19,345,957
                                                       ------------

BONDS - 0.7%
  CORPORATE BONDS - 0.7%
    Conseco
     8.750% Due 08/09/06 ................     250,000       132,500
                                                       ------------

    Total Corporate Bonds ...............                   132,500
                                                       ------------

    TOTAL BONDS
     (COST $154,559) ....................                   132,500
                                                       ------------

SHORT-TERM INVESTMENTS - 2.1%
  VARIABLE RATE DEMAND NOTES - 2.1%
    Firstar Bank ........................     423,275       423,275
                                                       ------------

    Total Variable Rate Demand Notes ....                   423,275
                                                       ------------

    TOTAL SHORT-TERM INVESTMENTS
     (COST $423,275) ....................                   423,275
                                                       ------------

    TOTAL INVESTMENTS - 99.4%
     (COST $20,493,400) .................                19,901,732
                                                       ------------

    NET OTHER ASSETS AND
     LIABILITIES - 0.6% .................                   111,096
                                                       ------------

    NET ASSETS - 100.0% .................              $ 20,012,828
                                                       ============

(a) Non-income producing

                                                          Market
                                             Shares       Value
                                             ------       -----

                      BALANCED FUND
COMMON STOCKS - 66.6%
  CONSUMER DISCRETIONARY - 12.2%
    AOL Time Warner (a) .................     200,000   $ 3,740,000
    Blyth ...............................      30,000       836,400
    Gap .................................     100,000     1,457,000
    Interpublic Group ...................      50,000     1,650,000
    Limited Brands ......................      40,000       839,600
    McDonald's ..........................     100,000     2,994,000
    Rayovac (a) .........................      45,000       821,250
    Reuters Group PLC ...................      40,000     1,655,200
    Sherwin-Williams ....................      37,500     1,185,000
                                                        -----------
                                                         15,178,450
                                                        -----------
  CONSUMER STAPLES - 5.3%
    CVS .................................      90,000     2,882,700
    Kroger ..............................      85,000     1,899,750
    Lauder, Estee - Class A .............      50,000     1,837,500
                                                        -----------
                                                          6,619,950
                                                        -----------
  FINANCIALS - 11.0%
    Bank of America .....................      20,000     1,516,200
    Cincinnati Financial ................      26,000     1,179,880
    Fannie Mae ..........................      40,000     3,200,400
    GATX ................................      40,000     1,278,000
    J. P. Morgan Chase ..................      60,000     2,157,000
    Prudential Financial (a) ............      40,000     1,379,600
    Trizec Properties ...................      80,000     1,376,000
    Wells Fargo .........................      30,000     1,572,000
                                                        -----------
                                                         13,659,080
                                                        -----------
  HEALTH CARE - 14.1%
    Apogent Technologies (a) ............      25,000       621,750
    Bristol-Myers Squibb ................     100,000     3,112,000
    Guidant (a) .........................      40,000     1,600,000
    Health Management - Class A (a) .....      55,000     1,132,450
    HEALTHSOUTH (a) .....................     120,000     1,698,000
    Merck & Co. .........................      55,000     3,140,500
    Pfizer ..............................      70,000     2,422,000
    Sybron Dental Specialties (a) .......     120,000     2,700,000

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)


                                                                      Market
                                                       Shares         Value
                                                       ------         -----

COMMON STOCKS - 66.6% (Continued)

   Wyeth ......................................        20,000      $ 1,110,000
                                                                   -----------
                                                                    17,536,700
                                                                   -----------
 INDUSTRIALS - 10.2%
   American Power Conversion (a) ..............        80,000        1,116,800
   Cendant (a) ................................        50,000          914,000
   Equifax ....................................        34,000          939,420
   General Electric ...........................        90,000        2,802,600
   Honeywell ..................................        40,000        1,568,000
   IMS Health .................................       120,000        2,526,000
   Tyco International .........................       130,000        2,853,500
                                                                   -----------
                                                                    12,720,320
                                                                   -----------
 INFORMATION TECHNOLOGY - 10.0%

   Acxiom (a) .................................       100,000        1,778,000
   Electronic Data Systems ....................        40,000        2,112,800
   EMC (a) ....................................       100,000          725,000
   Hewlett-Packard ............................       120,000        2,290,800
   Microsoft (a) ..............................        60,000        3,054,600
   Motorola ...................................       100,000        1,599,000
   Symbol Technologies ........................       100,000          857,000
                                                                   -----------
                                                                    12,417,200
                                                                   -----------

 MATERIALS - 0.7%
   FiberMark (a) ..............................        97,000          788,610
                                                                   -----------

 TELECOMMUNICATION SERVICES - 3.1%
   Qwest Communications (a) ...................       350,000        1,806,000
   SBC Communications .........................        60,000        2,057,400
                                                                   -----------
                                                                     3,863,400
                                                                   -----------
   TOTAL COMMON STOCKS
    (COST $78,649,597) ........................                     82,783,710
                                                                   -----------
PREFERRED STOCKS - 4.5%

 CONSUMER DISCRETIONARY - 2.3%
   General Motors
    7.375% Due 10/01/51 .......................       114,000        2,878,500



                                                     Shares or
                                                     Principal        Market
                                                      Amount          Value
                                                      ------          -----

 FINANCIALS - 2.2%
   Citigroup Capital VII
     7.125% Due 07/31/31 ......................       108,000      $ 2,734,560
                                                                   -----------
 TOTAL PREFERRED STOCKS
   (COST $5,589,119) ..........................                      5,613,060
                                                                   -----------
BONDS - 26.1%

 CORPORATE BONDS - 25.2%
   American Home Products
      7.900% Due 02/15/05 .....................     2,000,000        2,188,984
   BankAmerica
     7.125% Due 03/01/09 ......................     2,000,000        2,151,150
   CIT Group
     6.500% Due 06/14/02 ......................       625,000          624,794
   CIT Group
     7.125% Due 06/17/02 ......................       350,000          349,916
   CIT Group
     6.375% Due 08/01/02 ......................       100,000           99,869
   CIT Group
     7.125% Due 10/15/04 ......................     1,000,000          983,745
   Citicorp
     6.375% Due 11/15/08 ......................     1,000,000        1,038,879
   Disney, Walt
     7.300% Due 02/08/05 ......................     1,000,000        1,061,758
   du Pont E. I. de Nemours
     6.750% Due 10/15/04 ......................     1,500,000        1,597,564
   First Union
     6.400% Due 04/01/08 ......................       500,000          520,823
   Ford Motor
     7.250% Due 01/15/03 ......................     2,000,000        2,044,382
   Ford Motor
     5.750% Due 02/23/04 ......................     1,000,000        1,014,652
   Ford Motor
     8.875% Due 04/01/06 ......................     1,015,000        1,112,053
   Ford Motor
     7.250% Due 10/01/08 ......................       500,000          517,385
   Gap
     5.625% Due 05/01/03 ......................     1,000,000          986,424


                       See Notes to Financial Statements.
                                       16

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                  (Continued)


                                                   Principal        Market
                                                     Amount         Value
                                                     ------         -----

BONDS - 26.1% (Continued)

  General Electric
   8.750% Due 05/21/07 ..................            740,000    $     860,384
  Goldman Sachs
   7.350% Due 10/01/09 ..................          1,000,000        1,071,044
  Johnson Controls
   6.300% Due 02/01/08 ..................          2,000,000        2,055,906
  Lion Connecticut
   6.375% Due 08/15/03 ..................          1,000,000        1,034,753
  Loews
   6.750% Due 12/15/06 ..................          2,000,000        2,062,142
  NationsBank
   6.375% Due 05/15/05 ..................          1,074,000        1,129,323
  Qwest
   5.875% Due 08/03/04 ..................          1,000,000          864,415
  SBC Communications
   5.750% Due 05/02/06 ..................            750,000          770,135
  TeleCommunications
   8.250% Due 01/15/03 ..................          2,000,000        2,033,840
  Tyco International
   6.250% Due 06/15/03 ..................            535,000          511,374
  US West
   6.125% Due 07/15/02 ..................            500,000          493,897
  Wells Fargo
   7.550% Due 06/21/10 ..................          1,000,000        1,104,299
  Wisconsin Power & Light
   7.000% Due 06/15/07 ..................          1,000,000        1,060,687
                                                                -------------
  Total Corporate Bonds .................                          31,344,577
                                                                -------------

 UNITED STATES GOVERNMENT
   AND AGENCY ISSUES - 0.9%
  Freddie Mac
   7.000% Due 03/15/10 ..................          1,000,000        1,102,116
                                                                -------------
  Total United States Government
   and Agency Issues ....................                           1,102,116
                                                                -------------


                                                   Principal        Market
                                                     Amount         Value
                                                     ------         -----

   TOTAL BONDS
    (COST $31,404,803) ..................                       $  32,446,693
                                                                -------------
SHORT-TERM INVESTMENTS - 3.2%

 VARIABLE RATE DEMAND NOTES - 3.2%
   Firstar Bank .........................          4,027,072        4,027,072
                                                                -------------
   Total Variable Rate Demand Notes......                           4,027,072
                                                                -------------
   TOTAL SHORT-TERM INVESTMENTS
    (COST $4,027,072) ...................                           4,027,072
                                                                -------------
   TOTAL INVESTMENTS - 100.4%
    (COST $119,670,591) .................                         124,870,535
                                                                -------------
   NET OTHER ASSETS AND
    LIABILITIES - (0.4%) ................                            (485,901)
                                                                -------------
   NET ASSETS - 100.0% ..................                       $ 124,384,634
                                                                =============

(a) Non-income producing

                       See Notes to Financial Statements.
                                       17

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)

                                                      Principal         Market
               BOND FUND                                Amount          Value
                                                        ------          -----
BONDS - 98.0%

  CORPORATE BONDS - 98.0%
    Adelphia Communications (a)
      9.875% Due 03/01/05 ....................        1,398,000     $  1,006,560
    American Home Products
      7.900% Due 02/15/05 ....................        1,000,000        1,094,492
    Anheuser-Busch
      7.100% Due 06/15/07 ....................        1,000,000        1,070,133
    AOL Time Warner
      5.625% Due 05/01/05 ....................        1,500,000        1,492,737
    Associates Corp.
      7.240% Due 08/15/06 ....................        1,000,000        1,080,264
    Beneficial Corp.
      6.850% Due 10/03/07 ....................        1,000,000        1,040,227
    Boeing
      7.100% Due 09/27/05 ....................        1,000,000        1,070,058
    Charter Communications Cvt.
      4.750% Due 06/01/06 ....................        1,500,000          995,625
    CIT Group
      6.375% Due 10/01/02 ....................           95,000           94,689
    CIT Group
      6.625% Due 06/15/05 ....................          780,000          768,658
    Computer Associates
      6.375% Due 04/15/05 ....................          500,000          451,872
    Conseco
      8.750% Due 08/09/06 ....................          750,000          397,500
    Conseco
      6.800% Due 06/15/07 ....................        1,000,000          470,000
    CVS
      5.500% Due 02/15/04 ....................        1,000,000        1,024,256
    Deere & Co.
      7.850% Due 05/15/10 ....................          500,000          546,270
    Dover
      6.450% Due 11/15/05 ....................        1,000,000        1,058,447
    Emerson Electric
      7.875% Due 06/01/05 ....................          500,000          546,563

                                                      Principal         Market
                                                        Amount          Value
                                                        ------          -----
    Ford Motor
      7.500% Due 06/15/04 ....................        1,000,000       $1,044,419
    FPL Group
      6.875% Due 06/01/04 ....................        1,000,000        1,053,301
    General Motors
      6.380% Due 01/30/04 ....................          500,000          516,632
    General Motors
      5.360% Due 07/27/04 ....................          500,000          508,166
    Hartford Life
      7.100% Due 06/15/07 ....................          500,000          531,400
    Hershey Foods
      6.700% Due 10/01/05 ....................        1,000,000        1,065,479
    Interpublic Group Cvt.
      1.870% Due 06/01/06 ....................        1,000,000          836,250
    Lucent Technologies
      7.250% Due 07/15/06 ....................          500,000          417,500
    Marshall & Ilsley
      5.750% Due 09/01/06 ....................        1,000,000        1,029,158
    Morgan, J. P.
      6.700% Due 11/01/07 ....................          500,000          524,880
    New York Times
      6.950% Due 11/18/09 ....................        1,000,000        1,066,283
    Northern Trust
      7.300% Due 09/15/06 ....................        1,000,000        1,077,667
    Northwestern Bell
      6.250% Due 01/01/07 ....................           35,000           29,750
    Penney, J. C.
      7.600% Due 04/01/07 ....................        1,000,000          990,000
    Qwest
      5.875% Due 08/03/04 ....................        1,250,000        1,080,519
    Sears, Roebuck
      6.700% Due 11/15/06 ....................        1,000,000        1,047,555
    SmithKline Beecham
      7.375% Due 04/15/05 ....................          765,000          834,365
    Tribune
      6.875% Due 11/01/06 ....................        1,000,000        1,043,085
    Tyco International
      5.875% Due 11/01/04 ....................          500,000          457,071
    Tyco International
      6.375% Due 06/15/05 ....................        1,040,000          953,657

                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                            MAY 31, 2002 (UNAUDITED)
                                  (Continued)



                                                      Principal         Market
                                                        Amount          Value
                                                        ------          -----

BONDS - 98.0% (Continued)

    US West
      6.125% Due 07/15/02 ....................           500,000     $   493,897
    US West
      6.375% Due 10/15/02 ....................            50,000          49,500
    US West
      7.200% Due 11/01/04 ....................           110,000         105,600
    US West
      6.625% Due 09/15/05 ....................           265,000         247,775
    Verizon
      6.750% Due 12/01/05 ....................           250,000         260,126
    Wells Fargo
      7.125% Due 08/15/06 ....................         1,000,000       1,076,201
    Wisconsin Electric Power
      7.125% Due 03/15/16 ....................         1,000,000       1,023,515
    Wisconsin Power & Light
      7.000% Due 06/15/07 ....................         1,500,000       1,591,030
                                                                     -----------
    Total Corporate Bonds ....................                        35,163,132
                                                                     -----------
    TOTAL BONDS
      (COST $34,927,898)  ....................                        35,163,132
                                                                     -----------
SHORT-TERM INVESTMENTS - 0.4%

  VARIABLE RATE DEMAND NOTES - 0.4%
    Firstar Bank..............................           145,204         145,204
                                                                     -----------
    Total Variable Rate Demand Notes..........                           145,204
                                                                     -----------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $145,204) ........................                           145,204
                                                                     -----------
    TOTAL INVESTMENTS - 98.4%
      (COST $35,073,102) .....................                        35,308,336
                                                                     -----------
    NET OTHER ASSETS AND
      LIABILITIES - 1.6% .....................                           589,961
                                                                     -----------

                                                      Principal         Market
                                                        Amount          Value
                                                        ------          -----
    NET ASSETS - 100.0% ......................                       $35,898,297
                                                                     ===========

(a) Non-income producing










                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED MAY 31, 2002
                                  (UNAUDITED)
                                 (In thousands)

                                                                   GROWTH             SELECT            BALANCED             BOND
                                                                    FUND               FUND               FUND               FUND
                                                                  --------           --------           --------           --------
INVESTMENT INCOME
   Dividends ..............................................       $  2,127           $     58           $    475                 --
   Interest ...............................................          1,769                 64                930           $  1,080
                                                                  --------           --------           --------           --------
                                                                     3,896                122              1,405              1,080
                                                                  --------           --------           --------           --------
EXPENSES
   Accounting services fees ...............................            109                 15                 55                 23
   Custodial fees .........................................             47                  7                 11                  3
   Directors fees .........................................             24                 --                  8                  3
   Federal & state registration ...........................             47                  1                 19                 13
   Investment advisory fees ...............................          2,028                 68                412                103
   Professional fees ......................................             35                 18                 22                 20
   Shareholder servicing costs ............................            137                  4                 24                  4
   Other expenses .........................................             57                  2                 12                  4
                                                                  --------           --------           --------           --------
      Total expenses ......................................          2,484                115                563                173
      Less expenses reimbursable by advisor ...............             --                (27)                --                (24)
      Directed brokerage ..................................            (46)                --                 --                 --
                                                                  --------           --------           --------           --------
Net expenses ..............................................          2,438                 88                563                149
                                                                  --------           --------           --------           --------
NET INVESTMENT INCOME .....................................          1,458                 34                842                931
                                                                  --------           --------           --------           --------
Net realized gain on investments ..........................         29,088                133              5,876                  2
Net unrealized depreciation
   on investments .........................................        (31,409)              (592)            (2,754)              (640)
                                                                  --------           --------           --------           --------
NET GAIN (LOSS) ON INVESTMENTS ............................         (2,321)              (459)             3,122               (638)
                                                                  --------           --------           --------           --------
Net increase (decrease) in net assets
   resulting from operations ..............................       $   (863)          $   (425)          $  3,964           $    293
                                                                  ========           ========           ========           ========



                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE SIX MONTH PERIOD ENDED MAY 31,
                                  (UNAUDITED)

                                 (In thousands)

                                                      GROWTH             SELECT            BALANCED                   BOND
                                                       FUND               FUND               FUND                     FUND
                                             ----------------------    ---------    ----------------------   ----------------------
                                                2002         2001         2002         2002        2001         2002        2001
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
OPERATIONS
 Net investment income (loss) .............  $   1,458    $      (4)   $      34    $     842    $     588   $     931    $     616
 Net realized gain on investments .........     29,088        7,843          133        5,876        3,643           2           --
 Net unrealized appreciation
  (depreciation) on investments ...........    (31,409)       7,076         (592)      (2,754)       1,280        (640)         766
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations ...............       (863)      14,915         (425)       3,964        5,511         293        1,382
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income..       (152)          --           --       (1,176)        (834)       (756)        (633)
 Distributions from net realized gains on
  securities transactions .................    (25,031)     (15,661)          --       (5,971)      (6,521)         --           --
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
 Total distributions to shareholders.......    (25,183)     (15,661)          --       (7,147)      (7,355)       (756)        (633)
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
FUND SHARE TRANSACTIONS ...................    357,075       49,275       20,438       43,771       10,504       8,311         (204)
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
TOTAL INCREASE IN NET ASSETS ..............    331,029       48,529       20,013       40,588        8,660       7,848          545

NET ASSETS
 Beginning of period.......................    266,749       78,938           --       83,797       60,078      28,050       21,157
                                             ---------    ---------    ---------    ---------    ---------   ---------    ---------
 End of period.............................  $ 597,778    $ 127,467    $  20,013    $ 124,385    $  68,738   $  35,898    $  21,702
                                             =========    =========    =========    =========    =========   =========    =========
Accumulated undistributed net investment
 income (loss) included in net assets at
 end of period.............................  $   1,458    $      (4)   $      34    $     842    $     588   $     513    $     299


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2002 (UNAUDITED)


NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

At May 31, 2002, the Company consisted of separate mutual funds series (the "Funds"): Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Select Fund (the "Select Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund"), and Thompson Plumb Bond Fund (the "Bond Fund"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund's investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's (that is, A-1, A-2 or AAA, AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to the capital accounts.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2002 (UNAUDITED)
                                  (Continued)

OTHER - Investment securities transactions are accounted for on the trade date. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodial, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund. The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (ii) for the Select Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iii) for the Balanced Fund, 0.85% of average daily net assets up to $50 million and 0.80% of average daily net assets in excess of $50 million; (iv) for the Bond Fund, 0.65% of average daily net assets up to $50 million and 0.60% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. As of June 1, 2001, fund accounting was subcontracted to U.S. Bancorp Fund Services.

The Advisor has contractually agreed to waive management fees and/or reimbursement expenses incurred by the Funds through March 31, 2003 so that the operating expenses of the funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30% and Bond Fund-0.95%.

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)

NOTE 4 - FUND SHARE TRANSACTIONS

Transactions in shares of the Funds during the six months ended May 31, 2002 and 2001 were as follows:

(In thousands)                                                                   2002                              2001
                                                                       --------------------------        --------------------------
                                                                        Shares           Dollars          Shares           Dollars
                                                                       ---------        ---------        ---------        ---------
GROWTH FUND
Shares sold                                                                9,360        $ 412,246            1,074        $  45,174
Shares issued in reinvestment of dividends                                     3              146             --               --
Shares issued in reinvestment of realized gains                              574           24,129              396           15,365
Shares redeemed                                                           (1,827)         (79,446)            (271)         (11,264)
                                                                       ---------        ---------        ---------        ---------
        Net increase                                                       8,110        $ 357,075            1,199        $  49,275
                                                                       =========        =========        =========        =========

SELECT FUND
Shares sold                                                                2,099        $  21,603
Shares redeemed                                                             (115)          (1,165)
                                                                       ---------        ---------
        Net increase                                                       1,984        $  20,438
                                                                       =========        =========

BALANCED FUND
Shares sold                                                                2,682        $  47,374              459        $   8,126
Shares issued in reinvestment of dividends                                    68            1,143               47              793
Shares issued in reinvestment of realized gains                              348            5,852              374            6,268
Shares redeemed                                                             (600)         (10,598)            (270)          (4,683)
                                                                       ---------        ---------        ---------        ---------
        Net increase                                                       2,498        $  43,771              610        $  10,504
                                                                       =========        =========        =========        =========

BOND FUND
Shares sold                                                                  978        $  10,270               67        $     684
Shares issued in reinvestment of dividends                                    61              630               55              555
Shares issued in reinvestment of realized gains                             --               --               --               --
Shares redeemed                                                             (248)          (2,589)            (142)          (1,443)
                                                                       ---------        ---------        ---------        ---------
        Net increase (decrease)                                              791        $   8,311              (20)       $    (204)
                                                                       =========        =========        =========        =========

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2002 (UNAUDITED)
                                   (Continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds' fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund's fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

A distribution from net investment income for the Bond Fund was declared March 14, 2002 payable to shareholders on March 15, 2002 which totaled $300,326 or $.10 per share.


NOTE 6 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the six months ended May 31, 2002 were as follows:

                                                  GROWTH FUND           SELECT FUND        BALANCED FUND            BOND FUND
                                                  -----------           -----------        -------------            ---------
U. S. GOVERNMENT SECURITIES
        Purchases                               $    4,499,456       $     5,983,840                  -                       -
        Sales                                   $    4,500,000       $     5,990,799                  -                       -

SECURITIES OTHER THAN
U. S. GOVERNMENT AND
SHORT-TERM INVESTMENTS
        Purchases                               $  519,299,360        $   22,165,945      $  67,881,668          $   15,266,291
        Sales                                   $  189,461,887        $    2,262,293      $  30,997,684          $    4,970,096

                           THOMPSON PLUMB FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2002 (UNAUDITED)
                                  (Continued)


NOTE 7 - FEDERAL INCOME TAXES
No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Bond Fund has $239,391 of net capital carryforward losses which expire November 30, 2008 and $18,998 of net capital carryforward losses which expire November 30, 2009 that may be used to offset capital gains in future years to the extent provided by tax regulations.

At May 31, 2002, the investment cost and aggregate unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

                                                                                                       Net unrealized
                                     Federal              Unrealized             Unrealized             appreciation
                                     tax cost            appreciation           depreciation           (depreciation)
                                     --------            ------------           ------------           --------------
Growth Fund                       $610,313,375           $ 35,754,756           $(51,135,412)           $(15,380,656)
Select Fund                       $ 20,493,400           $  1,239,081           $ (1,830,749)           $   (591,668)
Balanced Fund                     $119,686,498           $  9,155,208           $ (3,971,171)           $  5,184,037
Bond Fund                         $ 35,073,102           $    955,209           $   (719,975)           $    235,234

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                                          Year Ended November 30,
                                                                        -----------------------------------------------------
                                                         2002(a)        2001         2000       1999         1998        1997
                                                         -------        ----         ----       ----         ----        ----
GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD                 $    46.45      $    47.75   $   41.00   $   40.85   $   39.36   $   32.79
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.10            0.03       (0.04)      (0.13)      (0.07)      (0.12)
   Net realized and unrealized gains
      on investments                                       0.65            8.02        8.35        3.78        4.92        9.16
                                                        -------         -------      ------      ------      ------      ------
   TOTAL FROM INVESTMENT OPERATIONS                        0.75            8.05        8.31        3.65        4.85        9.04
LESS DISTRIBUTIONS
   Distributions from net investment income               (0.02)             --          --          --          --          --
   Distributions from net realized gains                  (4.03)          (9.35)      (1.56)      (3.50)      (3.36)      (2.47)
                                                        -------         -------      ------      ------      ------      ------
   TOTAL DISTRIBUTIONS                                    (4.05)          (9.35)      (1.56)      (3.50)      (3.36)      (2.47)

NET ASSET VALUE, END OF PERIOD                       $    43.15      $    46.45   $   47.75   $   41.00   $   40.85   $   39.36
                                                        =======         =======      ======      ======      ======      ======

TOTAL RETURN                                               1.85%(b)       20.73%      21.14%      10.06%      13.74%      29.90%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)              $    597.8      $    266.7   $    78.9   $    77.9   $    68.5   $    45.4
   Ratios to average net assets:
      Ratio of expenses                                    1.12%(c)        1.20%       1.29%       1.32%       1.41%       1.52%
      Ratio of expenses without reimbursement              1.12%(c)        1.20%       1.36%       1.36%       1.41%       1.52%
      Ratio of net investment income (loss)                0.64%(c)        0.11%      (0.09%)     (0.34%)     (0.19%)     (0.41%)
      Ratio of net investment income (loss)
         without reimbursement                             0.64%(c)        0.11%      (0.16%)     (0.37%)     (0.19%)     (0.41%)
Portfolio turnover rate                                   42.96%(b)       62.96%      64.10%      79.17%      67.13%      77.66%


(a)  For the six month period ended May 31, 2002 (Unaudited).
(b)  Calculated on a non-annualized basis.
(c)  Calculated on an annualized basis.






                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                2002(a)
                                                ------
SELECT FUND

NET ASSET VALUE, BEGINNING OF PERIOD         $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.02
  Net realized and unrealized gains
   on investments                                 0.07
                                                ------
  TOTAL FROM INVESTMENT OPERATIONS                0.09
LESS DISTRIBUTIONS
  Distributions from net investment income          --
  Distributions from net realized gains             --
                                                ------
  TOTAL DISTRIBUTIONS                               --
NET ASSET VALUE, END OF PERIOD               $   10.09
                                                ======

TOTAL RETURN                                      0.90%(b)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)       $    20.1
  Ratios to average net assets:
   Ratio of expenses                              1.30%(c)
   Ratio of expenses without reimbursement        1.76%(c)
   Ratio of net investment income                 0.52%(c)
   Ratio of net investment income without
       reimbursement                              0.12%(c)
   Portfolio turnover rate                       19.42%(b)



(a) For the six month period ended May 31, 2002 (Unaudited).
(b) Calculated on a non-annualized basis.
(c) Calculated on an annualized basis.


                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.



                                                                                             Year Ended November 30,
                                                                        -----------------------------------------------------------
                                                    2002(a)             2001         2000          1999           1998        1997
                                                    -------             ----         ----          ----           ----        ----
BALANCED FUND

NET ASSET VALUE, BEGINNING OF PERIOD             $    18.66        $   19.21     $   18.54     $   18.16     $   18.16     $  16.54
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                0.12             0.26          0.27          0.21          0.19         0.18
  Net realized and unrealized gains
    on investments                                     0.58             1.54          1.95          1.44          1.65         3.01
                                                    -------           ------        ------        ------        ------       ------
  TOTAL FROM INVESTMENT OPERATIONS                     0.70             1.80          2.22          1.65          1.84         3.19
LESS DISTRIBUTIONS
  Distributions from net investment income            (0.26)           (0.27)        (0.21)        (0.19)        (0.13)       (0.23)
  Distributions from net realized gains               (1.31)           (2.08)        (1.34)        (1.08)        (1.71)       (1.34)
                                                     -------           ------        ------        ------        ------       ------
  TOTAL DISTRIBUTIONS                                 (1.57)           (2.35)        (1.55)        (1.27)        (1.84)       (1.57)
NET ASSET VALUE, END OF PERIOD                   $    17.79        $   18.66     $   19.21     $   18.54     $   18.16     $  18.16
                                                     ======           ======        ======        ======        ======        ======

TOTAL RETURN                                           4.25%(b)        10.75%        12.99%         9.79%        11.63%       21.39%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)           $    124.4         $   83.8      $   60.1      $   56.3      $   47.3      $  36.3
  Ratios to average net assets:
    Ratio of expenses                                  1.12%(c)         1.15%         1.22%         1.25%         1.30%        1.40%
    Ratio of expenses without reimbursement            1.12%(c)         1.17%         1.22%         1.25%         1.30%        1.40%
    Ratio of net investment income                     1.68%(c)         1.73%         1.42%         1.24%         1.16%        1.04%
    Ratio of net investment income without
        reimbursement                                  1.68%(c)         1.71%         1.42%         1.24%         1.16%        1.04%
  Portfolio turnover rate                             32.28%(b)        58.23%        77.94%        66.64%        83.07%       76.66%



(a) For the six month period ended May 31, 2002 (Unaudited).
(b) Calculated on a non-annualized basis.
(c) Calculated on an annualized basis.













                       See Notes to Financial Statements.

                           THOMPSON PLUMB FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                                    Year Ended November 30,
                                                                     -----------------------------------------------------------
                                                    2002(a)          2001         2000          1999           1998         1997
                                                    -------          ----         ----          ----           ----         ----
BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD              $10.69           $ 9.99        $10.18        $10.93        $10.54        $10.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.29             0.56          0.60          0.59          0.56          0.54
  Net realized and unrealized gains (losses)
    on investments                                 (0.20)            0.72         (0.11)        (0.76)         0.39         (0.06)
                                                  ------           ------        ------        ------        ------        ------
  TOTAL FROM INVESTMENT OPERATIONS                  0.09             1.28          0.49         (0.17)         0.95          0.48
LESS DISTRIBUTIONS
  Distributions from net investment income         (0.27)           (0.58)        (0.60)        (0.58)        (0.56)        (0.53)
  Distributions from net realized gains               --               --         (0.08)           --            --            --
                                                  ------           ------        ------        ------        ------        ------
  TOTAL DISTRIBUTIONS                              (0.27)           (0.58)        (0.68)        (0.58)        (0.56)        (0.53)
NET ASSET VALUE, END OF PERIOD                    $10.51           $10.69        $ 9.99        $10.18        $10.93        $10.54
                                                  ======           ======        ======        ======        ======        ======

TOTAL RETURN                                        0.88%(b)        13.20%         5.08%        (1.63%)        9.34%         4.74%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (millions)            $ 35.9           $ 28.1        $ 21.2        $ 26.0        $ 32.7        $ 32.1
  Ratios to average net assets:
    Ratio of expenses                               0.94%(c)         0.94%         0.94%         0.97%         1.04%         1.14%
    Ratio of expenses without reimbursement         1.08%(c)         1.13%         1.16%         1.11%         1.08%         1.14%
    Ratio of net investment income                  5.86%(c)         5.52%         5.97%         5.41%         5.30%         5.42%
    Ratio of net investment income without
      reimbursement                                 5.72%(c)         5.33%         5.75%         5.27%         5.26%         5.42%
Portfolio turnover rate                            16.69%(b)         7.26%        15.99%        40.67%        35.09%        52.61%



(a) For the six month period ended May 31, 2002 (Unaudited).
(b) Calculated on a non-annualized basis.
(c) Calculated on an annualized basis.













                       See Notes to Financial Statements.

                      This page intentionally left blank.

                             DIRECTORS OF THE FUNDS
                                George H. Austin
                                Mary Ann Deibele
                                  John W.Feldt
                               Donald A. Nichols
                      Thomas G. Plumb, CFA: Vice President
                       Thompson, Plumb & Associates, Inc.
                        John W. Thompson, CFA: President
                       Thompson, Plumb & Associates, Inc.

                              OFFICERS OF THE FUNDS
                              John W. Thompson, CFA
                              Chairman & Secretary

                              Thomas G. Plumb, CFA
                              President & Treasurer

                              John C. Thompson, CFA
                                 Vice President

                              David B. Duchow, CFA
                            Assistant Vice President

                             Timothy R. O'Brien, CFA
                            Assistant Vice President

                             Clint A. Oppermann, CFA
                            Assistant Vice President

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC
                                  P. 0. Box 701
                           Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402

                                  LEGAL COUNSEL
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608)831-1300


                             [THOMPSON PLUMB LOGO]
                               SEMIANNUAL REPORT
                                  May 31, 2002




                           THOMPSON PLUMB GROWTH FUND

                           THOMPSON PLUMB SELECT FUND

                          THOMPSON PLUMB BALANCED FUND

                            THOMPSON PLUMB BOND FUND



                       1200 John Q. Hammons Drive
                        Madison, Wisconsin 53717
                        Telephone: (608) 831-1300
                                   (800) 999-0887
                        www.thompsonplumb.com
                        -------------------------